UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2014

Southwestern Public Service Company
(Exact Name of Registrant as Specified in Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

Tyler at Sixth, Amarillo, Texas	79101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 571-7511

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

On June 2, 2014, Southwestern Public Service Company, a New Mexico corporation (SPS), took the following actions:

(i)
SPS executed and delivered the Sixth Supplemental Indenture dated as of June 1, 2014 to the Indenture dated as of February 1, 1999 (the Senior Unsecured Indenture) between SPS and The Bank of New York Mellon Trust Company, N.A., as successor trustee (Trustee), as previously supplemented by the First Supplemental Indenture dated as of March 1, 1999, the Second Supplemental Indenture dated as of October 1, 2001, the Third Supplemental Indenture dated as of October 1, 2003, the Fourth Supplemental Indenture dated as of October 1, 2006 and the Fifth Supplemental Indenture dated as of November 1, 2008 (the Fifth Supplemental Indenture) amending the terms and provisions of SPS’ Series G Senior Notes, 8.75% due 2018, CUSIP No. 845743 BM4 (the Series G Notes) originally issued pursuant to the Senior Unsecured Indenture and the Fifth Supplemental Indenture.

(ii)
SPS issued $250 million in aggregate principal amount of Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018 (the Collateral Bonds) to the Trustee pursuant to Supplemental Indenture No. 2 dated as of June 1, 2014 to the Indenture dated as of August 1, 2011 between the Company and U.S. Bank National Association, as trustee (the First Mortgage Bond Indenture).

As a result, on the Effective Date, the Series G Notes will be secured equally and ratably with the first mortgage bonds of the Company issued pursuant to the First Mortgage Bond Indenture as required by the provisions of the Fifth Supplemental Indenture. The “Effective Date” is the first date on which additional first mortgage bonds are issued by the Company under the First Mortgage Bond Indenture after June 2, 2014 in an aggregate principal amount that requires the Company to comply with the provisions of the Fifth Supplemental Indenture. Such Effective Date is expected to be June 9, 2014.

Certain documents executed in connection with transactions referred to above are being filed as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
4.01
Indenture dated as of February 1, 1999 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee (incorporated by reference to Exhibit 4.04 to the Company’s Registration Statement on Form S-3 filed on June 3, 2011 (No. 333-174693)).

4.02	Fifth Supplemental Indenture dated as of November 1, 2008 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee.
4.03	Sixth Supplemental Indenture dated as of June 1, 2014 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee.
4.04	Form of amended Series G Senior Notes, 8.75% due 2018 (included in Exhibit 4.03).
4.05
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 10, 2011 (File No. 001-03789)).

4.06	Supplemental Indenture No. 2 dated as of June 1, 2014 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee.
4.07	Form of Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018 (included in Exhibit 4.06).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company (a New Mexico Corporation)

By:	/s/ GEORGE E. TYSON II
	Name:	George E. Tyson II
	Title:	Vice President and Treasurer

Date: June 2, 2014

Exhibit Index

Exhibit	Description
4.01
Indenture dated as of February 1, 1999 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee (incorporated by reference to Exhibit 4.04 to the Company’s Registration Statement on Form S-3 filed on June 3, 2011 (No. 333-174693)).

4.02	Fifth Supplemental Indenture dated as of November 1, 2008 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee.
4.03	Sixth Supplemental Indenture dated as of June 1, 2014 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee.
4.04	Form of amended Series G Senior Notes, 8.75% due 2018 (included in Exhibit 4.03).
4.05
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 10, 2011 (File No. 001-03789)).

4.06	Supplemental Indenture No. 2 dated as of June 1, 2014 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee.
4.07	Form of Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018 (included in Exhibit 4.06).